November 22, 2021

BNY MELLON CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

Effective December 1, 2021, the following information supersedes and replaces any contrary information contained in "Fees and Expenses" in the fund's summary prospectus and "Fund Summary - Fees and Expenses" in the fund's prospectus:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y	Class Z
Management fees	.60	.60	.60	.60	.60
Distribution (12b-1) fees	none	.75	none	none	none
Other expenses:
Shareholder services fees	.25	.25	none	none	.04
Miscellaneous other expenses**	.11	.12	.11	.10	.10
Total other expenses	.36	.37	.11	.10	.14
Total annual fund operating expenses	.96	1.72	.71	.70	.74
Fee waiver***	(.05)	(.05)	(.05)	(.05)	(.05)
Total annual fund operating expenses (after fee waiver)	.91	1.67	.66	.65	.69

*Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
**Includes interest expense in the amount of .02% in connection with inverse floater securities.
*** The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed to waive receipt of a portion of its management fee, in the amount of .05% of the value of the fund's average daily net assets until September 30, 2022. On or after September 30, 2022, BNY Mellon Investment Adviser, Inc. may terminate this waiver agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the fee waiver agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$539	$737	$952	$1,571
Class C (with redemption at end of period)	$270	$537	$929	$2,026
Class C (without redemption at end of period)	$170	$537	$929	$2,026
Class I(with or without redemption at end of period)	$67	$222	$390	$878
Class Y(with or without redemption at end of period)	$66	$219	$385	$866
Class Z (with or without redemption at end of period)	$70	$232	$407	$914

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